PEACOCK FINANCIAL CORPORATION
                              2531 San Jacinto Ave.
                          San Jacinto, California 92583

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February 10, 2002


Dear Stockholder:

         It is my pleasure to invite you to the Annual Meeting of Stockholders of Peacock Financial Corporation to be held on March 11, 2002, at 10:00 a.m., Pacific Daylight Time, at 29345 Rancho California Road, Temecula, California.

         The meeting will consist of a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

         Enclosed with this proxy statement are your proxy voting card and a postage-paid envelope to return your voting card. Your vote is important to us. Please take time to read through this information and cast your vote in a timely manner. If you prefer to vote in person, you may do so at the meeting.

         Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating, and returning your proxy voting card in the enclosed envelope to:

         ADP Services, Inc.
         Post Office Box 23487
         Newark, New Jersey 007189

         In order to be assured that we will have enough room to accommodate all shareholders who wish to attend the meeting in person, please RSVP before February 28, 2002 if you plan to attend in person. You may contact the Company at (909) 652-3885.

         I look forward to seeing you at the meeting. Thank you for your continued support.

                                        Cordially,

                                        PEACOCK FINANCIAL CORPORATION



                                        Robert A. Braner
                                        President & Chief Operating Officer

                          PEACOCK FINANCIAL CORPORATION
                              2531 San Jacinto Ave.
                          San Jacinto, California 92583


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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held March 11, 2002

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TO THE STOCKHOLDERS OF PEACOCK FINANCIAL CORPORATION:

         The Annual Meeting of Stockholders of Peacock Financial Corporation (the "Company") will be held at 29345 Rancho California Road, Temecula, California on March 11, 2002, at 10:00 a.m. Pacific Standard Time for the following purposes:

1. To elect six (6) directors of the Company to serve until their respective successors are duly elected and qualified;

2. To ratify the appointment of HJ & Associates as the independent auditors of the Company for the fiscal year ending December 31, 2002;

3. To authorize a consolidation of the Company's outstanding common stock up to 1 for 100;

4. To approve an amendment to the Company's Articles of Incorporation changing the name of the Company to Broadleaf Capital Partners, Inc.;

5.       To approve the change of corporate domicile from Colorado to Nevada;

6. To act upon any other business as may properly come before the meeting and any adjournment or postponement thereof.

         Stockholders of record at the close of business on January 15, 2002, will be entitled to vote at this Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be available for examination for ten (10) days prior to the meeting by any stockholder, for any purpose relating to the meeting, during ordinary business hours at the Company's principal offices located at 2531 San Jacinto Avenue, San Jacinto, California 92583.

         You are invited to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY VOTING CARD AS SOON AS POSSIBLE. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs. We appreciate your cooperation in signing and returning your proxy voting card promptly.

                                        By order of the Board of Directors


February 10, 2002                       Lisa L. Martinez
                                        Corporate Secretary

                          PEACOCK FINANCIAL CORPORATION
                               Proxy Statement For
                         Annual Meeting of Stockholders
                            To Be Held March 11, 2002



                                TABLE OF CONTENTS

Information Concerning Solicitation And Voting ...............................1

Proposal 1
Election of Directors.........................................................3

Proposal 2
Ratification of Appointment of Auditors.......................................4

Proposal 3
Approval of a Consolidation of The Outstanding Common Stock...................5

Proposal 4
Approval of Amendment to Articles of Incorporation
to Change The Name of The Company.............................................5

Proposal 5
Approval of The Change of Corporate Domicile to Nevada........................5

Security Ownership of Certain Beneficial Owners and Management................5

Executive Compensation........................................................6

Director Compensation.........................................................7

Other Business................................................................7

Available Information.........................................................7






    ------------------------------------------------------------------------

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT.
         PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY VOTING CARD.

    ------------------------------------------------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                          PEACOCK FINANCIAL CORPORATION

                             2531 San Jacinto Avenue
                             San Jacinto, California

                                March 11, 2002
                        10:00 A.M. Pacific Standard Time

         The accompanying proxy is solicited by the Board of Directors of Peacock Financial Corporation (the "Company") for use at its Annual Meeting of Stockholders to be held on March 11, 2002, at the 29345 Rancho California
Road, Temecula, California at 10:00 a.m., Pacific Standard Time, or at any adjournment or postponement of the meeting, for the purposes described below and in the accompanying Notice of Annual Meeting of Stockholders.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The principal executive offices of the Company are at 2531 San Jacinto Avenue, San Jacinto, California 92583. The Company's telephone number at that location is (909) 652-3885.

         The date of this Proxy Statement is February 10, 2002, the approximate date on which these proxy solicitation materials were first sent or given to stockholders entitled to vote at the meeting.

         This solicitation of proxies is made on behalf of the management of the Company and the associated cost will be borne by the Company. In addition to solicitation by mail, management may use the services of its directors, officers, and others to solicit proxies, personally or by telephone, telegram, facsimile, or electronic mail. No additional compensation will be paid to directors, officers, or other regular employees for such services. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for reasonable out- of-pocket and clerical expenses they incur.

Record Date and Voting

         The Company had outstanding on January 15, 2002 (the "Record Date") 243,350,653 shares of Common Stock, $0.001 par value, all of which are entitled to vote on all matters to be acted upon at the meeting. The Company's Bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for transaction of business. Each stockholder is entitled to one vote for each share held on the Record Date. If no instructions are given on the executed voting card, the Proxy will be voted for all nominees and in favor of all proposals described.

For Shares Registered Directly in the Name of the Stockholder

         Stockholders with shares registered directly in their name in the Company's stock records maintained by our transfer agent, Colonial Stock Transfer Company, may vote their shares by mailing their signed proxy voting card. Specific instructions to be followed by registered stockholders are set forth on the enclosed proxy voting card.

For Shares Registered in the Name of a Brokerage Firm or Bank

         A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the ADP Program, you may vote those shares by calling the telephone number which appears on your voting form or through the Internet in accordance with instructions set forth on the voting form.

Tabulation of Votes and Proxies

         For the election of directors, a plurality of the votes present and entitled to vote is required for approval if a quorum is present and voting. The affirmative vote of a plurality of the votes present and entitled to vote is required for the approval of Proposals 2, 3, and 5, respectively. The affirmative vote of a majority of the votes present and entitled to vote is required for the approval of Proposal 4. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares represented at the meeting for purposes of determining the presence of a quorum. Each is tabulated separately. For purposes of Proposals 2, 3,4 and 5, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as favorable votes and will therefore have the same effect as votes against those Proposals. Properly executed unrevoked proxies will be voted for Proposals 2, 3, 4 and 5, unless a vote against such proposal or abstention is indicated. Cumulative voting of the Company's Common Stock is prohibited pursuant to the Company's Articles of Incorporation.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by filing with the Secretary of the Company a written notice revoking it, by presenting at the meeting a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, however, by itself, revoke a proxy.

         To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.

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                                        2

    ------------------------------------------------------------------------

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The business and affairs of the Company are to be managed by or under the direction of the Board of Directors. Pursuant to the Bylaws of the Company, each director shall serve until the next annual meeting of stockholders, and thereafter until his or her successor shall have been elected and qualified.

Information Regarding Nominees

         The Company's current Board of Directors consists of three members, who are standing for election: Robert A. Braner, Donald E. Johnson and Christopher
J. Houghton. In addition, the following persons are nominated to serve as directors: Nigel Gordon-Stewart, Jason A. Sunstein and Charles Snipes.

         The Board of Directors has approved these nominees and their business experience is summarized below. The nominees have consented to their nomination and have agreed to serve if elected. In case any nominee is not available for election for reasons not presently known to the Company, discretionary authority will be exercised by the proxies named in the enclosed proxy card to vote for substitutes selected by the Board of Directors.

         It is the intention of the persons named as proxies in the accompanying form of proxy, unless such authority is withheld, to vote for the election of the nominees set forth below. In order to be elected as a director, a nominee must receive a plurality of the votes of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are each included in the determination of the number of shares represented at the meeting for purposes of determining the presence of a quorum.

         The Board of Directors unanimously recommends a vote "FOR" this proposal to elect each nominee listed below as a director to serve on the Board of Directors of the Company.

                                                                BUSINESS EXPERIENCE DURING THE
            NAME             AGE                            LAST FIVE (5) YEARS & OTHER INFORMATION
--------------------------   ---      ------------------------------------------------------------------------------
Robert A. Braner              63      Mr. Braner is the interim President and Chief Operating Officer of the
                                      Company and has served in those capacities since December 2000. Mr. Braner has previously served as President of iNet Partners, Inc. a developer of
                                      Internet applications for the automotive industry and as President and Chief
                                      Operating Officer of Automobili Lamborghini.

Donald E. Johnson             65      Mr. Johnson became a director of the Company in January 2001. Mr. Johnson is the Chief Financial Officer of PCC Group, Inc., a wholesale distributor of computer equipment.

Christopher J. Houghton       48      Mr. Houghton became a director of the Company in February 2001. Mr.
                                      Houghton is a Project Director for IMPAC, a privately-held productivity improvement company. Mr. Houghton previously worked in executive management with News Limited, a newspaper publisher in Sydney, Australia.

Nigel Gordon-Stewart          41      Mr. Stewart has a background in marketing, brand management and licensing and is the Managing Director of CAN International Limited, a marketing and public relations agency in England with numerous Fortune 500 clients.


                                        3

                                                                BUSINESS EXPERIENCE DURING THE
            NAME             AGE                            LAST FIVE (5) YEARS & OTHER INFORMATION
--------------------------   ---      ------------------------------------------------------------------------------
Jason A. Sunstein             30      Mr. Sunstein has a background in finance and is a Senior Vice President and Corporate Secretary for Tri-National Development Corp., an
                                      international real estate development and management company. Mr.
                                      Sunstein also serves as an advisor to a number of private and public companies.

Charles Snipes                80      Mr. Snipes served as President of Hydro-Test, Inc. oil service company, for
                                      20 years until 1993.  Mr. Snipes is currently semi-retired, still serving as a business advisor and operational manager in the self-storage industry for both private investors and corporations.

==========================   ===      ===============================================================================

Family Relationships; Board Meetings; Committees

         There are no known "family relationships" between any directors or officers of the Company. Each director has attended all meetings since being appointed. There are currently no audit, nominating or compensation committees of the Board.

         The Board of Directors held five meetings during the fiscal year ended December 31, 2001. Donald E. Johnson attended three of those meetings. Christopher Houghton became a director in February 2001 and did not attend the two directors' meetings held since his appointment.
    ------------------------------------------------------------------------

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         HJ & Associates has audited the financial statements of the Company since 1995. The Board of Directors has again selected HJ & Associates for its recommendation as independent auditors to examine the financial statements of the Company for fiscal year 2002. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders. Representatives from HJ & Associates are not expected to be present at the Annual Meeting of Stockholders.

Audit Fees

         The aggregate fees billed for professional services rendered by HJ & Associates for the audit of the Company's most recent fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Forms 10-QSB for such fiscal year were $ 52,352.00.

Financial Information Systems Design and Implementation Fees

         The Company incurred no fee billings for its most recent fiscal year ended December 31, 2001, for professional services rendered by the principal accountant for financial information systems design and implementation.

All Other Fees

         The Company incurred no fee billings for its most recent fiscal year ended December 31, 2001, for any other services rendered by the principal accountant.

                     The Board of Directors unanimously recommends a vote "FOR" this proposal.

    ------------------------------------------------------------------------

                                   PROPOSAL 3
         APPROVAL OF A CONSOLIDATION OF THE OUTSTANDING COMMON STOCK

         The Board of Directors desires authority to undertake a consolidation of the Company's issued and outstanding common stock up to 1 for 100. This consolidation will in the form of a reverse stock split whereby each 100 shares of the Company's issued and outstanding common stock will converted into one (1) share of common stock. In the event of the existence of any fractional shares of common stock after the reverse split, in lieu of issuing fractional, the Board of Directors may, in its discretion, either (i) pay in cash the value of the fractional shares; (ii) arrange for disposition of fractional shares by the shareholders; or (iii) issue scrip in registered or bearer form entitling the holder to receive a full share upon surrendering enough scrip to equal a full share. As of January 15, 2002, there were 243,350,653 shares of common stock issued and outstanding. If the consolidation is approved, there will be 2,433,506 shares of common stock issued and outstanding.

                     The Board of Directors unanimously recommends a vote "FOR" this proposal.

    ------------------------------------------------------------------------

                                   PROPOSAL 4
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

         The Board of Directors desires to amend the Company's Articles of Incorporation to change the name of the Company to Broadleaf Capital Partners, Inc. The Board of Directors feels that the new name more adequately reflects the Company's business and mission.

                     The Board of Directors unanimously recommends a vote "FOR" this proposal.

    ------------------------------------------------------------------------

                                   PROPOSAL 5
             APPROVAL OF THE CHANGE OF CORPORATE DOMICILE TO NEVADA

         The Board of Directors desires to change the Company's corporate domicile from Colorado to Nevada. The Directors believe that making Nevada the Company's state of incorporation will provide management with greater flexibility in the administration of routine corporate matters and may help reduce administrative costs.

                     The Board of Directors unanimously recommends a vote "FOR" this proposal.

    ------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of January 15, 2002, there were outstanding 243,350,653 shares of the Company's Common Stock. Except as set forth in the footnotes to the table, the following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of January 15, 2002 (a) by each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (b) by the Chief Executive Officer of the Company; (c) by each executive officer and former executive officer named in the Summary Compensation Table;
(d) by each director of the Company, and (e) by all current executive officers and directors of the Company as a group.

                            BENEFICIAL OWNERSHIP (1)

                                                        Number of   Percent of
Beneficial Owner                                          Shares      Totals
Robert A. Braner                                             0          0%
Donald E. Johnson                                            0          0%
Christopher J. Houghton                                      0          0%
Lisa L. Martinez                                          12,375    Less than 1%

All directors and current executive officers as a group   12,375    Less than 1%
    (4 persons)

(1) This table is based upon information supplied by officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 243,350,653 shares outstanding on January 15, 2002, adjusted as required by rules promulgated by the Securities and Exchange Commission.

    ------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following table provides information concerning the compensation of the current officers of the Company (collectively the "Named Executive Officers"), for the fiscal year ended December 31, 2001.

                                                                           Long Term Compensation
                                    Annual Compensation                    Awards          Payouts
                                                                    Securities
                                                         Stock      Underlying      LTIP     All Other
Name and Principal Position  Year   Salary     Bonus   Awards (3)   Options (2)    Payouts  Compensation

Robert A. Braner,            2001   $78,500     $ 0       0              0           $ 0         0
President,
Chief Operating Officer

Donald E. Johnson,           2001   $26,500     $ 0       0              0           $ 0         0
Chief Financial Officer

Lisa L. Martinez,            2001   $60,000     $ 0       0              0           $ 0         0
Corporate Secretary


Stock Options

         No stock options were granted to any Executive Officer of the Company during the fiscal year ended December 31, 2001.

Long Term Incentive Plan

         The Company has no Long Term Incentive Plan.

Severance and Change-in-Control Arrangements

         There were no severance or change-in-control arrangements for the fiscal year ending December 31, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Regarding Section 16(a) filing requirements applicable to officers, directors, and greater than ten percent beneficial owners, the persons required to file Forms 3 & 4 for fiscal year 2001 failed to do so; however, the required reports will be filed in 2002, immediately following the Annual Meeting of Stockholders.

    ------------------------------------------------------------------------

                              DIRECTOR COMPENSATION

         Each director is entitled to receive reimbursement for reasonable expenses incurred to attend the meetings upon submission of appropriate written documentation. Robert A. Braner was paid cash compensation of $ 1,000.00; Donald
E. Johnson was paid cash compensation of $ 750.00; and Ando Teder was paid cash compensation of $ 750.00. These payments were made for attending meetings of the Board of Directors during the fiscal year ended December 31, 2001. Ando Teder resigned as a director in October 2001.

    ------------------------------------------------------------------------

                                 OTHER BUSINESS

         The Company knows of no other matters to be submitted at the Annual Meeting of Stockholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their judgment.

    ------------------------------------------------------------------------

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements, and other information filed with the Commission, can be obtained via the Internet at either www.freeedgar.com or www.sec.gov or can be inspected and copies may be obtained at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Judiciary Plaza, Washington, D.C. 20549, and at the regional office of the Commission at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, NW, Judiciary Plaza, Washington, D.C. 20549 at prescribed rates. In addition, a copy of the Company's Annual Report on Form 10K-SB can be obtained from the Company. The Company's common stock is quoted on the NASDAQ OTC Bulletin Board under the symbol PFCK.

         Dated:                                       /s/ LISA L.MARTINEZ


         February 10, 2002                                Corporate Secretary

                          Peacock Financial Corporation
                             2531 San Jacinto Avenue
                              San Jacinto, CA 92583

                      FORM OF PROXY SOLICITED BY MANAGEMENT
                        OF PEACOCK FINANCIAL CORPORATION
                  FOR USE AT AN ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 11, 2002

The undersigned Shareholder(s) of Peacock Financial Corporation (the "Company") hereby appoints Robert A. Braner to attend and vote on behalf of the undersigned at the Annual Meeting of Stockholders (the "Meeting") to be held on March 11, 2002 and at any adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The shares represented by this Proxy will be voted as specified. If no specification is made, such shares shall be voted FOR the proposals indicated. Whether or not you are able to attend the meeting, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

The undersigned specifies that all of the common shares owned by the undersigned and represented by this Proxy shall be voted as follows:

                  (1) FOR ( ) WITHHELD ( ) the election of directors of the following persons to serve for a one (1) year term expiring upon the 2003 Annual Meeting of Shareholders or until their respective successors are duly elected:

                            Robert A. Braner
                            Donald E. Johnson
                            Christopher J. Houghton
                            Nigel Gordon-Stewart
                            Jason A. Sunstein
                            Charles Snipes

                  (2) FOR ( ) AGAINST ( ) the ratification of HJ & Associates as the Company's independent auditors for the fiscal year ending December 31, 2002;

                  (3) FOR ( ) AGAINST ( ) the approval of an consolidation of the outstanding common shares up to 1 for 100;

                  (4) FOR ( ) AGAINST ( ) the approval of an amendment to the Company's Articles of Incorporation changing the Company's name to Broadleaf Capital Partners, Inc.;

                  (5) FOR ( ) AGAINST ( ) the approval of a change of Company's corporate domicile from Colorado to Nevada;

                  (6) Transacting such other business as may properly come before the Meeting or any adjournments thereof;

                  The undersigned hereby revokes any proxy previously given.

                  If any amendments or variations to matters identified in the Notice of Meeting are proposed at the Meeting or any adjournments thereof or if any other matters properly come before the Meeting or any adjournments thereof, this proxy confers discretionary authority to vote on such amendments or variations on such other matters according to the best judgment of the person voting the Proxy at the Meeting or any adjournments there of.

                  Sign exactly as your name(s) appear on your stock certificate. If the shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign the Proxy. If the shares of stock are held of record by a corporation, the Proxy should be signed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.



                  DATED this ___ day of _____________, 2002.


                  ---------------------------------------------------------
                  Signature


                  ---------------------------------------------------------
                  Signature


                  ---------------------------------------------------------
                  Name (Please Print)


                  ---------------------------------------------------------
                  Name (Please print)